united states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2023

ATLANTIC COASTAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40158	85-4178663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 St Johns Lane, Floor 5 New York, NY	10013
(Address of principal executive offices)	(Zip Code)

(248) 890-7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one redeemable warrant	ACAHU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	ACAH	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	ACAHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 27, 2023, Atlantic Coastal Acquisition Corp. (the “Company”) received notice (“Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”) informing the Company that the Company was not in compliance with Nasdaq’s listing rules (the “Listing Rules”) as set forth in Listing Rule 5550(a)(4) given the Company’s failure to maintain a sufficient number of publicly held shares. Citing the Company’s Form 10-K for the year ending December 31, 2022, Nasdaq calculated the Company’s publicly held shares as 461,370 (which amount excludes shares held by officers, directors, or beneficial owners of 10 percent or more). To satisfy the requirement for continued listing on The Nasdaq Capital Market, the Company must maintain a minimum of 500,000 publicly held shares.

Consistent with the Listing Rules, the Company has until June 12, 2023 to provide Nasdaq with a specific plan to achieve and sustain compliance with the Listing Rules.

The Company anticipates that any deficiency in its number of publicly held shares will be resolved when certain entities who were included as 10% holders of the Company’s Class A common stock in the Company’s 10-K (based on information in schedule 13G filings) file Form 13Fs with the Securities and Exchange Commission reflecting their holdings of the Company’s stock as of March 31, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2023

ATLANTIC COASTAL ACQUISITION CORP.

By:	/s/ Shahraab Ahmad
Shahraab Ahmad
Chief Executive Officer